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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-49585


                         SUPPLEMENT TO THE PROSPECTUS
                   OF MORGAN STANLEY DEAN WITTER EQUITY FUND
                              DATED JULY 31, 2000


    The third paragraph under the section "FUND MANAGEMENT" in the Prospectus is replaced in its entirety by the following paragraph:


    The Fund's assets are managed by a team of three portfolio managers who may concentrate on either "growth" or "value" sectors in selecting investments for the Fund's portfolio. Steven Epstein, Brian Kramp and Eric Scharpf are currently the primary portfolio managers of the Fund (Messrs. Epstein and Scharpf since December 1999; Mr. Kramp since the Fund's inception). Mr. Epstein is a Vice President of the Sub-Advisor and has been a Financial Analyst with the Sub-Advisor since 1996; prior thereto he attended the Wharton School of the University of Pennsylvania (1994-1996), receiving an MBA. Mr. Kramp is a Principal of the Sub-Advisor and has been affiliated with the Sub-Advisor since 1997; prior to that he was an analyst/portfolio manager with Meridian Investment Company (1984-1997). Mr. Scharpf is a Vice President of the Sub-Advisor and has been a Financial Analyst with the Sub-Advisor since 1997; prior thereto he attended the Wharton School of the University of Pennsylvania (1995-1997), receiving an MBA.




September 5, 2000